Exhibit 99.2

ILLINOIS TOOL WORKS INC. 2011 LONG-TERM INCENTIVE PLAN
(Approved by the Board of Directors December 10, 2010)
(Effective January 1, 2011)

Section 1. Purpose.

The purpose of the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan (the “Plan”) is to encourage Key Employees and Directors to have a greater financial interest in the Company through ownership of its Common Stock and/or long-term cash incentives. The Plan is an amendment and restatement of the Illinois Tool Works Inc. 2006 Stock Incentive Plan (the “2006 Plan”), and the 2006 Plan was established as an amendment and restatement of the Illinois Tool Works Inc. 1996 Stock Incentive Plan, as amended (the “1996 Plan”). The Premark International, Inc. 1994 Incentive Plan (the “Premark Plan”) was merged into the 1996 Plan effective May 9, 2003. The 2006 Plan amended and restated the 1996 Plan to merge the non-deferral provisions of the Illinois Tool Works Inc. Non-Officer Directors’ Fee Conversion Plan (the “Directors’ Fee Conversion Plan”) into the 2006 Plan, change the name of the 1996 Plan to the “Illinois Tool Works Inc. 2006 Stock Incentive Plan,” and make other desired changes. The Plan amends and restates the 2006 Plan and changes the name of the 2006 Plan to the “Illinois Tool Works Inc. 2011 Long-Term Incentive Plan” effective January 1, 2011.

Section 2. Definitions.

Affiliate: A corporation or other entity controlled by, controlling, or under common control with, the Company.

Board: The Board of Directors of the Company.

Cause: A Participant’s employment shall be deemed to have been terminated for Cause if, without the written consent of the Company, the Participant (i) participates in dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or a Subsidiary, (ii) commits any unlawful or criminal activity of a serious nature, (iii) commits any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties or (iv) materially breaches any confidentiality or noncompete agreement entered into with the Company or a Subsidiary. The Company shall have the burden of proving that Cause exists. For purposes of this Plan, the Participant shall not be deemed to have been terminated for “Cause” hereunder unless (i) the Participant receives a Notice of Termination setting forth the grounds for the termination at least 30 calendar days prior to the specified Termination Date, (ii) if requested by the Participant, the Participant (and/or the Participant’s counsel or other representative) is granted a hearing before the full Board and (iii) a majority of the members of the full Board determine that the Participant violated one or more of the provisions of the definition of “Cause” set forth above.

Code: The Internal Revenue Code of 1986, as amended.

Committee: The Compensation Committee of the Board.

Common Stock: The common stock of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 10.

Company: Illinois Tool Works Inc., a Delaware corporation, and any successor thereto.

Corporate Change: Any of the following: (i) the dissolution of the Company; (ii) the merger, consolidation or reorganization of the Company with any other corporation, or any similar transaction, after which the holders of Common Stock immediately prior to the effective date thereof hold less than 70% of the outstanding common stock of the surviving or resulting entity; (iii) the sale to any person or entity, other than a wholly owned subsidiary, of Company assets having a total gross fair market value of at least 40% of the total gross fair market value of all Company assets; (iv) any entity, person or group of persons acting in concert, other than descendants of Byron L. Smith and trusts for the benefit of such descendants, becomes the beneficial owner, directly or indirectly, of more than 30% of the outstanding Common Stock; or (v) the individuals who, as of the close of the most recent annual meeting of the Company’s stockholders, are members of the Board (the “Existing Directors”) cease for any reason to constitute more than 50% of the Board; provided, however, that if the election, or nomination for election, by the Company’s stockholders of any new director was approved by a vote of at least 50% of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either (i) a stockholder nomination pursuant to Rule 14a-11 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto, or (ii) an actual or threatened solicitation of proxies by or on behalf of anyone other than the Board.

Corporate Transaction: A transaction defined in Section 10(a) as a Corporate Transaction.

Covered Employee: A Key Employee who is or is expected to be a “covered employee” under Code Section 162(m) for the year in which an Incentive is taxable to such employee.

Director: An individual who is a member of the Board but who is not an employee of the Company.

Fair Market Value: The closing market price of Common Stock on the relevant date, as reported in the New York Stock Exchange section (or any successor thereto) of The Wall Street Journal, or, if no sales of Common Stock were reported for that date, on the most recent preceding date on which Common Stock was traded.

Good Reason: Any of the following which occur without the express written consent of the Participant: (i) any material reduction in overall responsibilities, level of authority, or level of reporting (for Vice Presidents and above); (ii) any material reduction in base salary other than a reduction which is applied to all non-union employees of the Company or Subsidiary in the same dollar amount or percentage; or (iii) the Company’s or Subsidiary’s requiring the Participant to perform services at any office or location that is in excess of 50 miles from the principal location of the Participant’s work during the 90-day period immediately preceding the Corporate Change, except for travel reasonably required in the performance of the Participant’s responsibilities. Before a termination by the Participant will constitute termination for Good Reason, the Participant must give notice of his or her termination of employment within 90 calendar days of the occurrence of the event that constitutes Good Reason. Failure to provide such notice within such 90-day period shall be conclusive proof that the Participant shall not have Good Reason to terminate employment. For purposes of this paragraph, Good Reason shall exist only if the Company or Subsidiary fails to remedy the event or events constituting Good Reason within 30 calendar days after receipt of the notice of termination of employment from the Participant.

Incentive Stock Option: An Option as defined in Code Section 422.

Incentives: Options (including Incentive Stock Options), Stock Awards, Performance Units, Restricted Stock Units and Stock Appreciation Rights.

Key Employee: An employee of the Company or a Subsidiary who has been approved by the Committee, Chief Executive Officer or other officer, as applicable, for participation in the Plan.

Option: An option to purchase shares of Common Stock granted to a Participant pursuant to Section 5.

Participant: A Key Employee or Director who has been granted an Incentive.

Performance Unit: A unit representing a cash sum or a share of Common Stock that is granted to a Participant pursuant to Section 7.

Plan: The Illinois Tool Works Inc. 2011 Long-Term Incentive Plan, as amended from time to time.

Restricted Stock: Shares of Common Stock issued subject to restrictions pursuant to Section 6(b).

Restricted Stock Unit: A unit representing a share of Common Stock that is granted to a Participant pursuant to Section 8.

Stock Appreciation Right: An award granted to a Participant pursuant to Section 9.

Stock Award: An award of Common Stock granted to a Participant pursuant to Section 6.

Subsidiary: Any entity in which the Company directly or through intervening subsidiaries owns 50% or more of the total combined voting power or value of all classes of stock, or, in the case of an unincorporated entity, a 50% or more interest in the capital and profits.

Surviving Corporation: A Surviving Corporation as defined in Section 10(a).
Section 3.	Administration.

(a) Committee. The Plan shall be administered by the Committee. To the extent required to comply with Code Section 162(m) and the related regulations, each member of the Committee shall qualify as an “outside director” as defined therein.

(b) Authority of the Committee. The Committee shall have the authority to approve Key Employees and Directors for participation in the Plan, to approve the number and types of Incentives and other terms and conditions, to construe and interpret the Plan, and to establish, amend or waive rules and regulations for its administration; provided, however, that with respect to Participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate such authority to the Chief Executive Officer or such other officer as it deems appropriate, except with respect to Stock Awards.

(c) Incentive Provisions. Incentives may be subject to such provisions as the Committee shall deem advisable, which provisions may be amended by the Committee from time to time; provided that, except as otherwise specifically provided in this Plan, no such amendment may adversely affect the rights of the holder of an Incentive without his/her consent. Incentive provisions may include, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under, any Incentive; provisions to comply with Federal or state securities laws and stock exchange rules; provisions allowing acceleration of exercise or the lapse of restrictions in the event of death, disability, retirement or other specified event; understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan; and provisions allowing the deferral of the receipt of Incentives for such period and upon such terms and conditions as the Committee shall determine.

Section 4. Common Stock Subject to Plan.

Subject to Section 10, the aggregate number of shares of Common Stock that may be issued under the Plan, consisting of shares of Common Stock authorized but unissued or treasury shares, and including shares previously reserved for issuance that have not been issued under the 2006 Plan, is 70,000,000. The number of authorized shares that may be issued in the form of Stock Awards, Restricted Stock, Restricted Stock Units and Performance Units is limited to 10,000,000 in the aggregate. In the event of a lapse, expiration, termination, forfeiture or cancellation of any Incentive granted under the Plan, the Common Stock subject to or reserved for such Incentive may not be used again for a new Incentive hereunder. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 12(f) or withheld or surrendered in full or partial payment of the exercise price of an Option pursuant to Section 5(e) shall not be added to the aggregate number of shares of Common Stock available for issuance.

Section 5. Options.

(a) Option Agreement. Options may be granted on terms and conditions established by the Committee. The grant of each Option shall be evidenced by a written agreement specifying the type of Option granted, the exercise period, the exercise price, the method of payment of the exercise price, the expiration date, the number of shares of Common Stock subject to each Option and such other terms and conditions, as may be established by the Committee. Each Option shall become exercisable as provided in the agreement; provided that the Committee shall have the discretion, among other things, to accelerate the date as of which any Option shall become exercisable and extend the period during which the Option may be exercised, in the event of the Participant’s termination of employment with the Company or a Subsidiary or service on the Board. The Committee may condition the exercisability of any Option on the completion of a specific period of employment or service, or upon the attainment of Company or individual performance goals. Any Option granted under the Plan shall be governed by the terms of the Plan and the applicable Option agreement.

(b) Price. The exercise price per Option share shall be not less than the Fair Market Value on the grant date. The aggregate exercise price of Incentive Stock Options exercisable for the first time by a Key Employee during any calendar year shall not exceed $100,000.

(c) Limitations. Options for more than 1,000,000 shares of Common Stock may not be granted in any calendar year to any Participant. Incentive Stock Options (i) may not at any time be granted to Directors, and (ii) may not be exercised if at any time more than 10,000,000 shares of Common Stock have already been issued pursuant to the exercise of Incentive Stock Options.

(d) Duration. Each Option shall expire at such time as the Committee may determine at the time of grant, provided that all Options must expire not later than ten years from the grant date.

(e) Payment. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash, (ii) by the surrender of Common Stock previously acquired by the Incentive holder, (iii) by any other method approved by the Committee, or (iv) by a combination of the foregoing as approved by the Committee.

Section 6. Stock Awards.

(a) Grant of Stock Awards. Stock Awards may be made to Key Employees and Directors on terms and conditions established by the Committee. The recipient of Common Stock pursuant to a Stock Award shall be a stockholder of the Company with respect thereto, fully entitled to receive dividends, vote and exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Key Employees who are ITW officers may elect to convert up to 50% of their bonuses, and Directors may elect to convert all or any portion of their fees, into shares of Common Stock to be issued to them pursuant to this Section 6(a). The number of shares to be issued to the Key Employee or Director who so elects is determined by dividing the dollar amount of the bonus or fee subject to the election by the Fair Market Value of the Common Stock on the date the bonus or fee otherwise would have been paid in cash to the Key Employee or Director. Stock Awards (including Restricted Stock awards) for more than 500,000 shares of Common Stock may not be granted in any calendar year to any Participant.

(b) Restricted Stock. Stock Awards may be in the form of Restricted Stock. Restricted Stock may not be sold by the holder, or subject to execution, attachment or similar process, until the lapse of the applicable restriction period or satisfaction of other conditions specified by the Committee. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends in the case of Restricted Stock Awards that are subject only to service-based vesting conditions) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such restricted dividends or distributions. In its discretion, the Committee may provide in any award agreement evidencing a Restricted Stock Award for the waiver by the Participant of any right to receive dividends and distributions with respect to shares of Common Stock subject to the unvested portion of the Restricted Stock Award. If the Committee intends the Restricted Stock granted to any Covered Employee to satisfy the performance-based compensation exemption under Code Section 162(m) (“Performance Restricted Stock”), the extent to which the Performance Restricted Stock will vest shall be based on the attainment of performance goals established in writing by the Committee from the list in Section 7(b) prior to, or within 90 days following, the commencement of the performance period. The level of attainment of such performance goals and the corresponding number of vested shares of Performance Restricted Stock shall be certified by the Committee in writing pursuant to Code Section 162(m) and the related regulations. The Committee in its discretion may reduce the shares or amount payable to any Covered Employee with respect to Performance Restricted Stock, except as otherwise provided in the award agreement, but may not adjust such amounts upward. The Committee may also provide for pro rata payment of Performance Restricted Stock to a Participant upon retirement, disability or other termination of employment.

Section 7. Performance Units.

(a) Grant of Performance Units. Performance Units may be granted on terms and conditions set forth by the Committee prior to, or within 90 days following, the commencement of the applicable performance period. At such time, the Committee shall establish in writing (i) an initial target value or number of shares of Common Stock for the Performance Units to be granted to a Participant, (ii) the form of payment which may be cash or shares of Common Stock, or a combination thereof, (iii) the duration of the performance period, and (iv) the specific, objective performance goals to be attained, including performance levels at which various percentages of Performance Units will be earned.

(b) Performance Goals. If the Committee intends the Performance Units granted to any Covered Employee to satisfy the performance-based compensation exemption under Code Section 162(m) (“162(m) Performance Units”), the Committee shall specify (i) the minimum level of attainment to be met to earn any portion of the Performance Units, and (ii) the performance goals which shall be based on one or more of the following objective criteria: generation of free cash, earnings per share, revenues, market share, stock price, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, diversity, safety record, acquisition activity, management succession planning, improved asset management, improved operating margins, increased inventory turns, product development and liability, research and development integration, proprietary protections, legal effectiveness, handling SEC or environmental issues, manufacturing efficiencies, system review and improvement, service reliability and cost management, operating expense ratios, total stockholder return, return on sales, return on equity, return on invested capital, return on assets, return on investment, net income, operating income, and the attainment of one or more performance goals relative to the performance of other corporations. In establishing performance goals, the Committee may specify that there shall be excluded the effect of restructuring charges, discontinued operations, extraordinary items, cumulative effects of accounting changes and other unusual or nonrecurring items, asset impairment and the effect of foreign currency fluctuations, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such excluded items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis in the Company’s financial statements.

(c) Payment of Performance Units. After the end of a performance period, the Committee shall certify in writing the extent to which performance goals have been met and shall compute the payout to be received by each Participant. With respect to 162(m) Performance Units, for any calendar year, the maximum amount payable in cash to any Covered Employee shall be $5,000,000, and the aggregate number of shares of Common Stock that may be issued to any Covered Employee may not exceed 500,000. The Committee in its discretion may reduce the amount payable to any Covered Employee with respect to 162(m) Performance Units, except as otherwise provided in the award agreement, but may not adjust such amounts upward. The Committee may also provide for pro rata payment of Performance Units to a Participant upon retirement, disability or other termination of employment.

Section 8. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Restricted Stock Units may be granted to Participants on terms and conditions set forth by the Committee which may include, without limitation, provisions for (i) the vesting of the Restricted Stock Units, (ii) the lapse of restrictions in the event of death, disability, retirement or other specified event, (iii) the payment of vested Restricted Stock Units in the form of an equivalent number of shares of Common Stock or cash, and (iv) whether additional Restricted Stock Units shall be credited to each Participant with respect to the Participant’s current Restricted Stock Units, to reflect dividends paid to stockholders of the Company with respect to its Common Stock. A Participant who has been granted Restricted Stock Units shall not be entitled to any voting or other stockholder rights with respect to shares of Common Stock attributable to Restricted Stock Units until such time as the shares are issued by the Company to the Participant.

(b) Performance Restricted Stock Units. If the Committee intends the Restricted Stock Units granted to any Covered Employee to satisfy the performance-based compensation exemption under Code Section 162(m) (“Performance Restricted Stock Units”), the extent to which the Performance Restricted Stock Units will vest shall be based on the attainment of performance goals established in writing by the Committee from the list in Section 7(b) prior to, or within 90 days following, the commencement of the performance period. The level of attainment of such performance goals and the corresponding number of vested Performance Restricted Stock Units shall be certified by the Committee in writing pursuant to Code Section 162(m) and the related regulations. With respect to Performance Restricted Stock Units, for any calendar year, the maximum amount payable in cash to any Covered Employee shall be $5,000,000, and the aggregate number of shares of Common Stock that may be issued to any Covered Employee may not exceed 500,000. The Committee in its discretion may reduce the amount payable to any Covered Employee with respect to Performance Restricted Stock Units, except as otherwise provided in the award agreement, but may not adjust such amounts upward. The Committee may also provide for pro rata payment of Performance Restricted Stock Units to a Participant upon retirement, disability or other termination of employment.

(c) Payment of Restricted Stock Units. Upon the vesting of a Participant’s Restricted Stock Units, the Participant shall receive from the Company a share of Common Stock with respect to each vested Restricted Stock Unit, with any fractional vested Restricted Stock Unit to be paid in cash based on the Fair Market Value of the Common Stock on the distribution date. If the Committee determines in its sole discretion that a Participant’s vested Restricted Stock Units shall be paid in cash, the amount of cash shall be determined by multiplying the number of vested Restricted Stock Units by the Fair Market Value of the Common Stock on the distribution date.

Section 9. Stock Appreciation Rights.

Stock Appreciation Rights may be granted in connection with an Option (at the time of the grant or at any time thereafter) or may be granted independently. Each Stock Appreciation Right will generally entitle the Participant to receive, upon exercise, an amount in cash or shares of Common Stock not exceeding the excess of the Fair Market Value on the exercise date over the Fair Market Value on the grant date, times the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. Stock Appreciation Rights for more than 500,000 shares of Common Stock may not be granted to any Participant in any calendar year. The grant of each Stock Appreciation Right shall be evidenced by a written agreement specifying the value of the Stock Appreciation Right on the grant date, the exercise period, the expiration date, the number of shares of Common Stock subject to the Stock Appreciation Right, and such other terms and conditions as may be established by the Committee. Each Stock Appreciation Right shall become exercisable as provided in the agreement; provided that the Committee shall have the discretion, among other things, to accelerate the date as of which any Stock Appreciation Right shall become exercisable and extend the period during which the Right may be exercised, in the event of the Participant’s termination of employment with the Company or a Subsidiary or service on the Board. Each Stock Appreciation Right shall expire at such time as the Committee may determine at the time of grant, provided that all Stock Appreciation Rights must expire not later than ten years from the grant date.

Section 10. Adjustment Provisions.

The Committee shall have authority to make adjustments under the Plan as provided below:

(a) In the event of a merger, consolidation, reorganization, partial or complete liquidation, or similar event affecting the Company or any of its Subsidiaries (a “Corporate Transaction”), the Committee or the Board (or, if the Company is not the surviving corporation following a Corporate Transaction (“Surviving Corporation”), the board of directors of the Surviving Corporation) may in its discretion, for the prevention of dilution or enlargement of rights of Participants, make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the Plan, (ii) any maximum share or unit limitations set forth in the Plan, (iii) the number and kind of shares or other securities subject to outstanding Incentives, and (iv) the exercise price of outstanding Incentives. Such adjustments may include, without limitation, (i) the cancellation of outstanding Incentives in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Incentives, as determined by the Committee or the Board (or, if the Company is not the Surviving Corporation, the board of directors of the Surviving Corporation) in its sole discretion, it being understood that, in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the Surviving Corporation, any such determination that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall be conclusively deemed valid, and (ii) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares subject to outstanding Incentives.

(b) In the event of a stock dividend, stock split, reverse stock split, share combination, recapitalization, reclassification or similar event affecting the capital structure of the Company, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the Plan, (ii) any maximum share or unit limitations set forth in the Plan, (iii) the number and kind of shares or other securities subject to outstanding Incentives, and (iv) the exercise price of outstanding Incentives.

Section 11. Corporate Change.

(a) Except as may be limited by the provisions of Section 11(d) or the provisions of the applicable Incentive, the provisions of this Section 11(a) shall apply in the event of a Corporate Change:

(i) Upon a Corporate Change, all outstanding Incentives (other than Performance Units representing cash) shall vest in full, be free of restrictions, and be deemed to be earned and immediately payable in an amount equal to the full value of such Incentive, except in each case to the extent that another Incentive meeting the requirements of Section 11(b) (a “Replacement Incentive”) is provided to the Participant pursuant to Section 10 to replace such outstanding Incentive (a “Replaced Incentive”), and

(ii) Any outstanding Performance Units representing cash that are not replaced by a Replacement Incentive shall be deemed to be earned and immediately payable in an amount equal to the full value of such Performance Units (with all applicable performance goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the performance goals for the Performance Units as determined by the Committee not later than the date of the Corporate Change, taking into account performance through the latest date preceding the Corporate Change as to which performance can, as a practical matter, be determined (but not later than the end of the performance period)), multiplied by a fraction, the numerator of which is the number of days during the applicable performance period before the date of the Corporate Change, and the denominator of which is the number of days in the applicable performance period; provided, however, that such fraction shall be equal to one in the event that the applicable performance goals in respect of such Performance Units have been fully achieved as of the date of such Corporate Change.

(b) An Incentive shall meet the conditions of this Section 11(b) (and hence qualify as a Replacement Incentive) if: (i) it is of the same type as the Replaced Incentive; (ii) it has a value at least equal to the value of the Replaced Incentive as of the date of the Corporate Change; (iii) if the underlying Replaced Incentive was an equity-based award, it relates to publicly traded equity securities of the Company or the Surviving Corporation following the Corporate Change; and (iv) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Incentive (including the provisions that would apply in the event of a subsequent Corporate Change) as of the date of the Corporate Change. Without limiting the generality of the foregoing, a Replacement Incentive may take the form of a continuation of the applicable Replaced Incentive if the requirements of the preceding sentence are satisfied. The determination whether the conditions of this Section 11(b) are satisfied shall be made by the Committee, as constituted immediately before the Corporate Change, in its sole discretion.

(c) Upon a termination of employment of a Participant in connection with or during the two years following the date of a Corporate Change by the Participant for Good Reason or by the Company other than for Cause, (i) all Replacement Incentives held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned and immediately payable in an amount equal to the full value of such Replacement Incentive, and (ii) all Options and SARs held by the Participant immediately before the termination of employment that the Participant held as of the date of the Corporate Change or that constitute Replacement Incentives shall remain exercisable until the earlier of (1) the third anniversary of the Corporate Change and (2) the expiration of the stated term of such Option or SAR; provided, that if the terms of the applicable Incentive provide for a longer period of exercisability, that provision shall control.

(d) Excise Tax Limit. In the event that the vesting of Incentives together with all other payments and the value of any benefits received or to be received by a Participant (the “Total Payments”) would result in all or a portion of such Total Payments being subject to the excise tax under Section 4999 of the Code (the “Excise Tax”), then the Participant’s Total Payments shall be either (i) the full amount of such payments and benefits or (ii) such lesser amount that would result in no portion of the Total Payments being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of payments and benefits notwithstanding that all or some portion of such payments and benefits may be taxable under Section 4999 of the Code. Solely to the extent that the Participant is better off on an after-tax basis as a result of the reduction of Total Payments, such payments and benefits shall be reduced or eliminated, as determined by the Company, in the following order: (i) any cash payments, (ii) any taxable benefits, (iii) any nontaxable benefits, and (iv) any vesting or accelerated delivery of equity awards in each case in reverse order beginning with the payments or benefits that are to be paid the farthest in time from the date that triggers the applicable Excise Tax.

(e) Applicability. The provisions of this Section 11 are applicable to all Incentives awarded under this Plan on or after January 1, 2011.

Section 12. General Provisions.

(a) Employment and Service on the Board. Nothing in the Plan or in any related instrument shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or service on the Board at any time with or without cause, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or continue to serve on the Board.

(b) Legality of Issuance of Shares. The Committee may postpone any grant or settlement of an Incentive or exercise of an Option or Stock Appreciation Right for such time as the Board in its sole discretion may deem necessary in order to allow the Company:

(i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Incentive under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(ii) to allow any action to be taken in order to (A) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(iii) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Incentive or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Incentive unless the Committee determines otherwise, and neither the Company nor its Directors or officers shall have any obligation or liability to any Participant or other person with respect to any shares of Common Stock as to which the Incentive shall lapse because of such postponement.

(c) Ownership of Common Stock Allocated to Plan. No individual or group of individuals shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Incentive except as to shares of Common Stock, if any, as shall have been issued to such individual or individuals.

(d) Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

(e) Incentives Granted to Participants in Foreign Jurisdictions. Incentives may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Incentives in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(f) Withholding of Taxes. The Company may withhold, or in its sole discretion allow an Incentive holder to remit to the Company, any Federal, state or local taxes applicable to any grant, exercise, vesting, distribution or other event giving rise to income tax liability with respect to an Incentive. In order to satisfy all or a portion of the income tax liability that arises with respect to any Incentive, the holder of the Incentive may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock that would otherwise have been issued pursuant to the exercise of an Option or in connection with any other Incentive; provided that any withheld Common Stock, or any surrendered Common Stock previously acquired from the Company and held by the Incentive holder for less than six months, may only be used to satisfy the minimum tax withholding required by law.

(g) Nontransferability. No Incentive may be assigned or subjected to any encumbrance, pledge or charge of any nature, other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a beneficiary designation that meets the requirements of Section 12(i), (iii) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code, or (iv) pursuant to a transfer that meets the requirements set forth hereinafter. Under such rules and procedures as the Committee may establish, the holder of an Incentive may transfer such Incentive to members of the holder’s immediate family (i.e., children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that (i) the agreement, if any, with respect to such Incentives, expressly so permits or is amended by the Committee to so permit, (ii) the holder does not receive any consideration for such transfer, and (iii) the holder provides such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Any Incentives held by any transferees shall be subject to the same terms and conditions that applied immediately prior to their transfer. Such transfer rights shall in no event apply to any Incentive Stock Options, Stock Appreciation Rights, Performance Units or Restricted Stock Units.

(h) Forfeiture of Incentives. Except for an Incentive that becomes vested pursuant to Section 11, the Committee may immediately forfeit an Incentive, whether vested or unvested, if the holder competes with the Company or the Committee determines that the holder engaged in gross misconduct or conduct that, in the opinion of the Committee, is against the business interests of the Company, or the holder shall at any time (whether before or after termination of the Participant’s employment with the Company or a Subsidiary) divulge confidential Company or Subsidiary information to other persons. Notwithstanding anything to the contrary contained in this Plan, any Incentive awarded after January 1, 2011, is subject to forfeiture, in whole or in part (and the Committee may from time to time amend the amount of any Incentive to be paid hereunder) in order to: (i) comply with applicable law, regulation, stock exchange rule or accounting rule, or (ii) comply with any Company policy regarding the recovery of erroneously awarded incentive-based compensation.

(i) Beneficiary Designation. Under such rules and procedures as the Committee may establish, each Participant may designate a beneficiary or beneficiaries to succeed to any rights which the Participant may have with respect to Options, Stock Appreciation Rights, Stock Awards, Performance Units or Restricted Stock Units at death. The designation may be changed or revoked by the Participant at any time. No such designation, revocation or change shall be effective unless made in writing on a form provided by the Company and delivered to the Company prior to the Participant’s death. If a Participant does not designate a beneficiary or no designated beneficiary survives the Participant, then the beneficiary shall be the Participant’s estate.

(j) Rights as a Stockholder; Dividends. As a holder of Incentives (other than Stock Awards and Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentives are exercised for, or paid in the form of, shares of Common Stock. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under an Incentive denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards. If the Committee provides in an agreement evidencing a Restricted Stock Unit or a Performance Restricted Stock Unit that the Participant will be entitled to receive dividend equivalents, in the form of a cash credit to an account for the benefit of the Participant, for any such dividends and distributions, the terms of any rights to dividend equivalents will be determined by the Committee and set forth in the agreement evidencing the Restricted Stock Unit or Performance Restricted Stock Unit, including the time and form of payment and whether such equivalents will be credited with interest or deemed to be reinvested in Common Stock; provided, however, that dividend equivalents in respect of the unvested portions of Restricted Stock Units and Performance Restricted Stock Units whose vesting is subject to the achievement of specified Performance Criteria will be subject to the same restrictions as the underlying shares or units to which such dividend equivalents relate. No dividend equivalents may be paid or credited in connection with Options or Stock Appreciation Rights.

(k) Minimum Vesting Periods. Except as otherwise provided in this Section 12, (i) Restricted Stock Awards, Restricted Stock Units and Performance Restricted Stock Units that vest solely as a result of the passage of time and continued service by the Participant shall be subject to a vesting period of not less than three years from the date of grant of the applicable Incentive (but permitting pro rata vesting over such time); and (ii) Restricted Stock Awards, Restricted Stock Units and Performance Restricted Stock Units whose vesting is subject to the achievement of specified performance goals over a performance period shall be subject to a performance period of not less than one year from the date of grant of the applicable Incentive. The minimum vesting periods specified in clauses (i) and (ii) of the preceding sentence shall not apply: (A) to Incentives made in payment of earned performance-based Incentives and other earned cash-based incentive compensation; (B) to a termination of employment due to death, Disability or Retirement; (C) upon a Corporate Change; (D) to a Replacement Incentive that does not reduce the vesting period of the Incentive being replaced; or (E) to Incentives involving an aggregate number of shares of Common Stock not in excess of 5% of the number of shares available for Incentives under the first sentence of Section 4.

Section 13. Amendment or Termination of the Plan; Repricing Prohibited.

The Board may at any time amend or terminate the Plan as it deems advisable and in the best interests of the Company; provided that, except as otherwise specifically provided in this Plan, no amendment, suspension or termination shall adversely affect the rights of any Participant under any outstanding Incentive in any material way without his/her consent. No amendment to the Plan shall be made without stockholder approval if stockholder approval is required by law or stock exchange rule. Except in connection with a Corporate Transaction or an event described in Section 10(b): (i) the terms of outstanding Incentives may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights; (ii) no outstanding Options or Stock Appreciation Rights may be cancelled in exchange for other Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, and (iii) no outstanding Options or Stock Appreciation Rights may be cancelled in exchange for cash, Stock Awards or other Incentives at any time that the exercise price of the original Options or Stock Appreciation Rights exceeds the Fair Market Value of the Common Stock.

Section 14. Term.

The Plan shall continue until terminated by the Board or no Common Stock remains available for issuance under Section 4, whichever occurs first. Notwithstanding anything to the contrary contained herein, no Incentives shall be granted under the Plan on or after February 10, 2016.